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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (date of earliest event reported)
                                 August 15, 2000


                           NORTEL NETWORKS CORPORATION
              ____________________________________________________

             (Exact name of registrant as specified in its charter)






        CANADA                            1-7260             not applicable
____________________________           ____________         _________________

(State or other jurisdiction           (Commission         (IRS Employer
      of incorporation)                File Number)        Identification No.)






8200 Dixie Road, Suite 100, Brampton, Ontario, Canada                  L6T 5P6
_____________________________________________________                 __________
    (address of principal executive offices)                          (Zip code)





Registrant's telephone number, including area code (905) 863-0000.

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The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated and filed August 15, 2000, as amended by the Form 8-K/A, dated August 25, 2000 and filed August 28, 2000, as follows:

ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS

                (a) & (b) Financial Statements of Business Acquired and Pro Forma Financial Information

                On August 15, 2000, the Registrant filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-4 in connection with the proposed acquisition of Alteon WebSystems, Inc. (the "Alteon Registration Statement"), which included unaudited pro forma condensed combined financial information of the Registrant (the "Pro Forma Financial Information") and audited consolidated financial statements of Alteon WebSystems, Inc. for the years ended June 30, 2000, 1999 and 1998 (the "Alteon Financial Statements").

                On August 28, 2000, the Registrant filed with the Commission Amendment No. 1 to the Alteon Registration Statement, which included amended unaudited pro forma condensed combined financial information of the Registrant (the "Amended Pro Forma Financial Information"). The Amended Pro Forma Financial Information was previously filed hereto.

                Attached hereto as Exhibit 99.3 is the Alteon Financial Statements.

                (c)  Exhibits

                Exhibit No.      Description

                23.1             Consent of Deloitte & Touche LLP, Independent
                                 Auditors.

                99.1 Press release dated July 28, 2000 (previously filed as Exhibit A to the Form 8-K filed August 15, 2000).

                99.2 Amended Pro Forma Financial Information (previously filed as Exhibit A to the Form 8-K/A filed August 28, 2000)

                99.3             Alteon Financial Statements.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             NORTEL NETWORKS CORPORATION



                                             By:           /s/ D.J. Noble
                                                     -------------------------
                                                     D.J. Noble
                                                     Corporate Secretary


                                             By:         /s/ B.F. Morrison
                                                     -------------------------
                                                     B.F. Morrison
                                                     Assistant Secretary

Dated:  October 20, 2000


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                                INDEX TO EXHIBITS


Exhibit No.      Description
-----------      -----------
23.1             Consent of Deloitte & Touche LLP, Independent Auditors.

99.1 Press Release dated July 28, 2000 (previously filed as Exhibit A to the Form 8-K filed August 15, 2000).

99.2 Amended Pro Forma Financial Information (previously filed as Exhibit A to the Form 8-K/A filed August 28, 2000)

99.3             Alteon Financial Statements.


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